Exhibit 99.1

Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to 14a-12 under the
Securities Exchange Act of 1934, as amended
Filing Person: POZEN Inc.
Subject Company: Tribute Pharmaceuticals Canada Inc.
Commission File No.: 000-31198

POZEN®

Transforming medicine. Transforming lives.

POZEN ANNOUNCES STRATEGIC ACQUISITION OF TRIBUTE
AND GROWTH CAPITAL COMMITMENT FROM LEADING HEALTHCARE SPONSORS

Transformative Transaction Creates Premier Specialty Pharma Company
Focused on Cardiovascular Treatments

US$350 Million Capital Commitment from Deerfield-Led Syndicate to
Fund Commercial Launch and Pursue Strategic Acquisitions and Growth Opportunities

Adrian Adams Will Lead World-Class Management Team with Record of Growth and Innovation

CHAPEL HILL, N.C. & MILTON, Ontario--(June 8, 2015)--POZEN Inc. (“POZEN”) (NASDAQ: POZN), a pharmaceutical company committed to developing medicine that transforms lives, today announced the acquisition of Tribute Pharmaceuticals Canada Inc. (“Tribute”) (TSXV:TRX or OTCQX:TBUFF), a Canadian specialty pharmaceutical company, in a transaction valued at approximately US$146 million. Upon completion of the acquisition, which is expected to occur in the fourth quarter of 2015, the combined company will be named Aralez Pharmaceuticals plc (“Aralez” or the “Company”) and domiciled in Ireland. Upon closing, Aralez is expected to trade on NASDAQ and TSX.

The acquisition will create a premier specialty pharmaceutical company with a broad portfolio of commercial products and a growth plan focused on innovative products and acquisitions and the commercialization of portfolio products in the United States and Canada. The Company will also be well positioned to expand its foreign presence through potential international sales and licensing, manufacturing and product development.

Today, POZEN’s lead proprietary product is YOSPRALA™, a coordinated-delivery tablet designed to provide the cardiovascular benefit of aspirin while reducing its gastrointestinal side effects. POZEN also has two commercial pain products, VIMOVO® and Treximet®, which are marketed by partners worldwide. Tribute’s highly complementary portfolio includes Fibricor®, Bezalip® SR and Visken®/Viskazide® for various cardiovascular indications; Cambia® and Fiorinal® and Fiorinal® C for acute migraines and tension headaches, respectively; and a range of other specialty products. Tribute also is pursuing active and ongoing business development activities.

With this foundation, and with the significant investment led by Deerfield and including QLT Inc. and other co-investors, the company intends to build a specialty pharmaceutical platform with an initial focus on the commercialization of YOSPRALA and other cardiovascular products.

“POZEN is focused on becoming a leading player in the North American specialty pharmaceuticals space, and we expect this transformative acquisition to enhance our offerings while providing significant benefits for all of our stakeholders,” said Adrian Adams, Chief Executive Officer of POZEN, who will lead the combined Company. “Tribute’s strong presence in Canada, along with the committed capital to fund ongoing growth opportunities, provides POZEN with the broad capabilities to execute against its objectives. I have tremendous respect for Rob Harris and what he and the entire Tribute team have built; we look forward to welcoming them to POZEN.”

Rob Harris, President and Chief Executive Officer of Tribute, said, “We are very pleased to join with POZEN and have the opportunity to leverage the expertise of its management team across the healthcare, pharmaceutical and, in particular, cardiovascular sectors. Our businesses are highly complementary and with access to additional, lower cost of capital, our ability to further expand our product portfolio increases significantly from where Tribute was prior to this transaction.”

Capital Investment

In connection with the acquisition, a syndicate of leading healthcare investors, led by Deerfield, has committed up to US$350 million in growth capital for the combined company, intended to support the anticipated commercial launch of YOSPRALA and for future acquisitions. Such financing is expected to close simultaneously with the closing of the transaction with Tribute. The proposed investment in Aralez includes:

•	US$75 million of equity at a purchase price of US$7.20 per ordinary share;

•	US$75 million in 2.5% Convertible Senior Secured Notes due six years from issuance with a conversion price of US$9.54 per ordinary share; and

•	Up to US$200 million committed senior secured debt facility to fund future acquisitions.

“This is an ideal opportunity to invest in a team, led by Adrian Adams, that knows how to foster innovation in healthcare,” said James Flynn, Managing Partner at Deerfield. “On behalf of our other investors, we offer our full support and look forward to seeing real change in the market in the not-so-distant future.”

Mr. Adams also commented on the financing, saying, “We are delighted that Deerfield, a leading healthcare investor with a track record of support for innovative companies, is our partner in creating Aralez. With this tangible vote of confidence, Aralez will have a unique mix of capital, products and talent, enabling us to drive significant innovation and growth."

Compelling Strategic Rationale of the Acquisition

•	World-Class Management. Adrian Adams (Chief Executive Officer) and Andrew Koven (President and Chief Business Officer) formerly led companies including Auxilium, Inspire, Sepracor and Kos.

•	Broad Product Portfolio. Multiple United States and Canadian cardiovascular and pain products, in addition to products with specialist indications including dermatology, orthopedics, urology and acute care.

•	Strong Financial Profile. Well-capitalized, tax-advantaged, company with ample liquidity to commercialize existing portfolio products, including YOSPRALA, and to explore additional acquisition opportunities.

•	Platform for Growth. Team, corporate structure, financial profile and Irish domicile set the stage for sustained long-term growth, both organically and through acquisitions.

Transaction Terms and Structure

POZEN has formed a new company, to be named Aralez Pharmaceuticals Limited, organized under the laws of Ireland (“Aralez”). An indirect U.S. subsidiary of Aralez will merge with POZEN, with POZEN surviving as a wholly-owned subsidiary of Aralez. Similarly, an indirect Canadian subsidiary of Aralez will acquire Tribute, through a plan of arrangement, with Tribute surviving as a wholly-owned indirect subsidiary of Aralez. At closing, each share of POZEN common stock will be converted into the right to receive one Aralez ordinary share and each common share of Tribute (other than dissenting shares) will be exchanged for 0.1455 Aralez ordinary shares. As a result of the proposed transaction and before giving effect to the contemplated financing, stockholders of POZEN will own approximately 66 percent of Aralez and shareholders of Tribute would own approximately 34 percent of Aralez, in each case prior to giving effect to any exercise of any outstanding options or warrants or vesting and delivery of any restricted stock units of either company after the date hereof. As of June 5, 2015, POZEN had 32.4 million common shares outstanding and 37.5 million fully diluted shares (using treasury stock method) and Tribute had 116.1 million common shares outstanding and 133.3 million fully diluted shares (using treasury stock method). The transaction will be taxable to the POZEN stockholders and Tribute shareholders. Upon closing, it is expected that Aralez will re-register as a public limited company in Ireland and be named Aralez Pharmaceuticals plc. Aralez will apply to list its ordinary shares on NASDAQ and the TSX.

On June 2, 2015, POZEN announced the formation of POZEN Limited, a wholly-owned Irish subsidiary, to expand its geographic footprint and increase its global presence, including potential international sales, manufacturing and product development.

Leadership Team

Mr. Adams, appointed to serve as Chief Executive Officer of POZEN on June 1, 2015, will serve as Chief Executive Officer of the combined company. Mr. Adams is a highly qualified pharmaceutical executive with more than 30 years of experience in the industry and a reputation for growing organizations by excellence in commercialization and by executing on business development opportunities that deliver compelling growth and value for shareholders. He most recently served as Chief Executive Officer and President of Auxilium Pharmaceuticals Inc., a specialty pharmaceutical company, until its acquisition by Endo International plc in January 2015.

Prior to joining Auxilium, Mr. Adams served as Chairman and Chief Executive Officer of Neurologix, Inc., a company focused on development of multiple innovative gene therapies for disorders of the brain and central nervous system. Prior to that, Mr. Adams served as President and Chief Executive Officer of Inspire Pharmaceuticals, Inc., where he oversaw the commercialization and development of prescription pharmaceutical products and led the company through a strategic acquisition by global pharmaceutical leader Merck & Co., Inc. Before Inspire, Mr. Adams served as President and Chief Executive Officer of Sepracor Inc. Before Sepracor, Mr. Adams was President and Chief Executive Officer of Kos Pharmaceuticals, Inc. Mr. Adams has also held general management and senior international and national marketing positions at SmithKline Beecham, Novartis and ICI.

In addition, Mr. Koven will serve as President and Chief Business Officer. Mr. Koven most recently served as Chief Administrative Officer and General Counsel of Auxilium Pharmaceuticals Inc. Prior to joining Auxilium, Mr. Koven served as President and Chief Administrative Officer of Neurologix, Executive Vice President and Chief Administrative and Legal Officer of Inspire Pharmaceuticals, Inc., Executive Vice President, General Counsel and Corporate Secretary of Sepracor and Executive Vice President, General Counsel and Corporate Secretary of Kos Pharmaceuticals and General Counsel and Secretary at Lavipharm Corporation. Mr. Koven’s industry experience also includes positions in the legal department at Warner Lambert Company and as a corporate securities associate at Cahill Gordon and Reindel.

Closing and Approvals

The transaction, which has been unanimously approved by the boards of directors of each of the constituent companies, is subject to approval by the stockholders of POZEN and Tribute, the satisfaction of customary closing conditions for transactions of this nature and certain regulatory approvals.

Advisors

Guggenheim Securities, LLC acted as financial advisor to POZEN in connection with the acquisition and financing transactions. Deutsche Bank Securities Inc. also served as financial advisor to POZEN, with legal advisors DLA Piper LLP in the United States and Canada and A&L Goodbody in Ireland. Bloom Burton & Co. and KES VII Capital Inc. served as financial advisor to Tribute, with Fogler, Rubinoff LLP serving as legal counsel in Canada, Troutman Sanders LLP in the United States and Walkers in Ireland.

Additional Information and Where to Find It

In connection with the proposed transaction, Aralez, POZEN and Tribute will be filing documents with the SEC, including a Registration Statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction and an Information Circular. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to POZEN stockholders in connection with the proposed transaction. Upon receipt of an interim court order in respect of the plan of arrangement, Tribute will be mailing an Information Circular to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS THE INFORMATION CIRCULAR WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARALEZ, POZEN, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC's web site at www.sec.gov . Investors and security holders will be able to obtain free copies of the Information Circular and other documents filed by Tribute on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and security holders may obtain free copies of the documents filed by POZEN with the SEC on POZEN's website at www.POZEN.com under the heading "Investors" and then under the heading "SEC Filings" and free copies of the documents filed by Tribute with the SEC on Tribute's website at www.tributepharma.com under the heading "Investors" and then under the heading "SEC Filings".

POZEN and Tribute and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of POZEN and shareholders of Tribute in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus and Information Circular described above. Additional information regarding the directors and executive officers of POZEN and Tribute is contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

All dollar amounts included herein are stated in United States dollars.

For full prescribing information refer to the individual product websites.

About POZEN

POZEN Inc. is a specialty pharmaceutical company that to date has historically focused on developing novel therapeutics for unmet medical needs and licensing those products to other pharmaceutical companies for commercialization. By utilizing a unique in-source model and focusing on integrated therapies, POZEN has successfully developed and obtained FDA approval of two self-invented products. Funded by these milestones/royalty streams, POZEN has created a portfolio of cost-effective, evidence-based integrated aspirin therapies designed to enable the full power of aspirin by reducing its GI damage.

POZEN’s common stock is traded under the symbol “POZN” on The NASDAQ Global Market. For more detailed company information, including copies of this and other press releases, please visit www.pozen.com.

About TRIBUTE

Tribute is a specialty pharmaceutical company with a primary focus on the acquisition, licensing, development and promotion of healthcare products in Canada and the U.S. markets.

Tribute markets Cambia® (diclofenac potassium for oral solution), Bezalip® SR (bezafibrate), Soriatane® (acitretin), NeoVisc® (1.0% sodium hyaluronate solution) Uracyst® (sodium chondroitin sulfate solution 2%), Fiorinal®, Fiorinal® C, Visken®, Viskazide® and Collatamp® G in the Canadian market. Additionally, NeoVisc® and Uracyst® are commercially available and are sold globally through various international partnerships. Tribute also has the U.S. rights to Fibricor® and its related authorized generic. In addition, it has the exclusive U.S. rights to develop and commercialize Bezalip® SR in the U.S. and has the exclusive right to sell Bilastine, a product licensed from Faes Farma for the treatment of allergic rhinitis and chronic idiopathic urticaria (hives), in Canada. The exclusive license is inclusive of prescription and non-prescription rights for Bilastine, as well as adult and pediatric presentations in Canada. This product is subject to receiving Canadian regulatory approval.

Tribute's common stock is traded on the TSXV under the symbol TRX or on the OTCQX under the symbol TBUFF. For more detailed company information, including copies of this and other press releases, please visit www.tributepharma.com.

About Deerfield Management Company

Deerfield is an investment management firm, committed to advancing healthcare through investment, information and philanthropy. For more information about Deerfield, please visit www.deerfield.com.

Cautionary Language Concerning Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements under applicable securities laws, including, but not limited to, statements related to the anticipated consummation of the business combination transaction among Aralez, POZEN and Tribute and the timing and benefits thereof, the anticipated equity and debt financings and the closings thereof, the combined company's strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, the proposed listing on the NASDAQ and TSX and other statements that are not historical facts. These forward-looking statements are based on POZEN's and Tribute’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties ability to complete the combination and financings on the proposed terms and schedule; the parties ability to close the capital investment on the proposed terms and schedule; the combined company meeting the listing on the NASDAQ and TSX; risk that Aralez may be taxed as a U.S. resident corporation; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company's shares could decline, as well as other risks related to POZEN's and Tribute’s business, including POZEN's inability to build, acquire or contract with a sales force of sufficient scale for the commercialization of YOSPRALA™ in a timely and cost-effective manner, the parties’ failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates (including YOSPRALA™), including as a result of the need to conduct additional studies or due to issues with third-party manufacturers, or the failure to obtain such approval of POZEN’s product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of its product candidates; the inability to maintain or enter into, and the risks resulting from POZEN’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including its dependence on AstraZeneca and Horizon for the sales and marketing of VIMOVO®, POZEN’s dependence on Patheon for the manufacture of YOSPRALA™ 81/40 and YOSPRALA™ 325/40 ; the ability of the parties to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in POZEN's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015 and in Tribute’s SEC filings and report, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015. POZEN and Tribute undertake no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in their expectations.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contacts

POZEN Inc.
Bill Hodges, Chief Financial Officer
919-913-1030

or

Stephanie Bonestell
Manager, Investor Relations & Public Relations
919-913-1030

or

James Golden or Joe Snodgrass
Joele Frank, Wilkinson, Brimmer & Katcher
212-355-4449

or

Tribute Pharmaceuticals Canada Inc.
Scott Langille, Chief Financial Officer
905-876-3166